SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, For Use of the

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Definitive Proxy Statement

Commission Only (as

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Definitive Additional Materials

permitted by Rule 14a-6(e)(2))

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Soliciting Material Under Rule 14a-12

PACIFIC GOLD CORP.

(Name of Registrant as Specified in Its Charter)

____________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

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Fee paid previously with preliminary materials:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)

Amount previously paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

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(4)

Date Filed:

PACIFIC GOLD CORP.

157 Adelaide Street West, Suite 600

Toronto, Ontario M5H 4E7

(416) 214-1483

Notice of Annual Meeting of Shareholders

to be held on May 9, 2006

To the Shareholders of Pacific Gold Corp:

You are cordially invited to attend the annual meeting of shareholders of Pacific Gold Corp. to be held at Caesar’s Palace Hotel and Casino, 3570 Las Vegas Boulevard South, Las Vegas, Nevada, on Tuesday, May 9, 2006, at 10:00 a.m., to consider and act upon the following matters:

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To elect two directors to serve for the ensuing one-year period or until their successors are elected and qualified; and

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To transact such other business as may properly come before the meeting and any and all postponements or adjournments thereof.

Only shareholders of record at the close of business on March 28, 2006 will be entitled to notice of, and to vote at, the meeting and any postponements or adjournments thereof.

You are urged to read the attached proxy statement, which contains information relevant to the actions to be taken at the meeting.  Whether or not you expect to attend the meeting, you are earnestly requested to date, sign and return the accompanying form of proxy in the enclosed addressed, postage-prepaid envelope.  Returning a proxy will not affect your right to vote in person if you attend the meeting.  You may revoke your proxy if you so desire at any time before it is voted. We would greatly appreciate the prompt return of your proxy as this will assist us in preparing for the meeting.

By Order of the Board of Directors

Robert Landau, Chairman of the Board

Toronto, Ontario

April 2, 2006

PACIFIC GOLD CORP.

Proxy Statement

Annual Meeting of Shareholders

to be held on May 9, 2006

__________

This proxy statement and the accompanying form of proxy is furnished to shareholders of Pacific Gold Corp. in connection with the solicitation of proxies by our board of directors for use in voting at our annual meeting of shareholders to be held at Caesar’s Palace Hotel & Casino, 3570 Las Vegas Boulevard South, Las Vegas, Nevada on Tuesday, May 9, 2006, at 10:00 a.m., and at any and all postponements or adjournments.

This proxy statement, the accompanying notice of meeting of shareholders, the proxy and the annual report to shareholders on Form 10-KSB for the year ended December 31, 2005 are being mailed on or about April 2, 2006 to shareholders of record on March 28, 2006.  We are bearing all costs of this solicitation.

What matters am I voting on?

You are being asked to vote on the following matters:

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to elect two directors to serve for the ensuing one-year period or until their successors are elected and qualified; and

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any other business that may properly come before the meeting and any and all postponements or adjournments.

Who is entitled to vote?

Holders of our common stock as of the close of business on March 28, 2006, the record date, are entitled to vote at the meeting.  As of that date, we had issued and outstanding 49,493,848 shares of common stock, our only class of voting securities outstanding.  Each holder of our common stock is entitled to one vote for each share held on the record date.

What is the effect of giving a proxy?

Proxies in the form enclosed are solicited by and on behalf of our board.  The persons named in the proxy have been designated as proxies by our board.  If you sign and return the proxy in accordance with the procedures set forth in this proxy statement, the persons designated as proxies by the board will vote your shares at the meeting as specified in your proxy.

If you sign and return your proxy in accordance with the procedures set forth in this proxy statement but you do not provide any instructions as to how your shares should be voted, your shares will be voted as follows:

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FOR the election of the two director nominees listed below under Proposal 1.

If you give your proxy, your shares also will be voted in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any postponements or adjournments.  If any other matters are properly brought before the meeting, the persons named in the proxy will vote the proxy in accordance with his best judgment.

May I change my vote after I return my proxy card?

You may revoke your proxy at any time before it is exercised by:

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delivering written notification of your revocation to our secretary;

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voting in person at the meeting; or

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delivering another proxy bearing a later date.

Please note that your attendance at the meeting will not alone serve to revoke your proxy.

What is a quorum?

A quorum is the minimum number of shares required to be present at the meeting for the meeting to be properly held under our bylaws and Nevada law.  The presence, in person or by proxy, of a majority of the votes entitled to be cast at the meeting will constitute a quorum at the meeting.  A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by the proxy are not being voted (“shareholder withholding”) with respect to a particular matter.  Similarly, a broker may not be permitted to vote stock (“broker non-vote”) held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock.  The shares subject to a proxy which are not being voted on a particular matter because of either shareholder withholding or broker non-vote will not be considered shares present and entitled to vote on that matter.  These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum if the shares are being voted with respect to any matter at the meeting.  If the proxy indicates that the shares are not being voted on any matter at the meeting, the shares will not be counted for purposes of determining the presence of a quorum.  Abstentions are voted neither “for” nor “against” a matter, but are counted in the determination of a quorum.

How many votes are needed for the election of directors?

The election of directors requires a plurality vote of the votes cast at the meeting.  “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors.  Consequently, any shares not voted “FOR” a particular nominee, whether as a result of a direction of the shareholder to withhold authority, abstentions or a broker non-vote, will not be counted in the nominee’s favor.  There is no cumulative voting for directors of our company.

How do I vote?

You may vote your shares in one of three ways: by mail, facsimile or in person at the meeting.  The prompt return of the completed proxy card vote will assist us in preparing for the meeting.  Date, sign and return the accompanying proxy in the postage-prepaid envelope enclosed for that purpose.  You can specify your choices by marking the appropriate boxes on the proxy card.  If you attend the meeting, you may deliver your completed proxy card in person or fill out and return a ballot that will be supplied to you.  If you held your shares in “street name,” you should contact either your broker or the company as to the requirements that will enable you to vote your shares at the meeting.  If you wish to fax your proxy, please copy both the front and back of the signed proxy and fax same to Olde Monmouth Stock Transfer Company at (732) 872-2728; telephone: (732) 872-2727.

How does the majority stockholder plan to vote?

The majority stockholder, ZDG Holdings Inc., holds approximately 35% of the issued and outstanding shares of common stock.  Mr. Landau, the person with voting control over these shares, and an officer and director of the company, has indicated his intention to vote all of these and any other shares over which he has voting authority in favor of the nominees for director, Mr. Geisler and himself.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table and accompanying footnotes set forth certain information as of March 28, 2006 with respect to the ownership of our common shares by:

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each person or group who beneficially owns more than 5% of our common shares;

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each of our directors;

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our chief executive officer and our other executive officers whose total compensation exceeded $100,000 during the year ended December 31, 2005; and

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all of our directors and executive officers as a group.

A person is deemed to be the beneficial owner of securities that can be acquired by the person within 60 days from the record date upon the exercise of warrants or options or conversions of convertible securities.  Accordingly, common shares issuable upon exercise of options and warrants that are currently exercisable or exercisable within 60 days of March 28, 2006 have been included in the table with respect to the beneficial ownership of the person owning the options or warrants, but not with respect to any other persons.

Name and Address of Beneficial Owner	Shares Beneficially Owned(1)	Percent of Class(2)
Robert Landau(3)	17,025,983	34.4%
Mitchell Geisler(4)	1,073,005	2.2%
ZDG Holdings Inc.(5)	16,680,000	33.7%
Jacquelyn Glazer(6)	158,633	0.3%
All directors and executive officers as a group (three persons)(7)	18,257,621	37.0%

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*

Less than 1%.

(1)

Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all common shares beneficially owned by them, subject to community property laws, where applicable.

(2)

There are 49,193,848 shares of common stock currently issued and outstanding.  Each person beneficially owns a percentage of our outstanding common shares which such person has the right to vote or dispose and can acquire within 60 days of March 28, 2006 upon the exercise or conversion of options, warrants or convertible securities.

(3)

Includes 335,983 shares held of record by Mr. Landau.  Includes 75,000 shares subject to currently vested options held by Mr. Landau and does not include 225,000 shares subject to options that vest in the future.  Includes 16,680,000 shares of common stock held by ZDG Holdings Inc. and 5,000 shares of common stock held by ZDG Investments over which Mr. Landau has voting and dispositive control, although he disclaims pecuniary interest in a portion of the shares held by those entities.  Mr. Robert Landau’s address is c/o Pacific Gold Corp., 157 Adelaide Street West, Suite 600, Toronto, Ontario, Canada.

(4)

Includes 62,500 shares subject to currently vested options and does not include 187,500 shares subject to options that vest in the future.  The business address of Mr. Geisler is c/o Pacific Gold Corp., 157 Adelaide Street West, Suite 600, Toronto, Ontario, M5H 4E7.

(5)

The business address of ZDG Holdings Inc. is 23 Sandfield Road, Toronto, Ontario, M3B 2B6. Mr. Robert Landau, the chief executive officer of the company is also the president of ZDG Holdings Inc. and has voting and dispositive control over their shares of common stock.

(6)

Includes 62,500 shares subject to currently vested options and does not include 187,500 shares subject to options that vest in the future.  Includes 2,800 shares owned by Ms. Glazer’s husband.

(7)

See Notes 3, 4 and 6, above.

PROPOSAL 1:

ELECTION OF DIRECTORS

Our by-laws currently provide for two directors, each of whom will serve a term of one year.  At this annual meeting you are being requested to vote on two directors to serve a term expiring at the next annual meeting or until their successors are elected and 4qualified.

Unless authority is withheld, the proxies solicited by our board of directors will be voted “FOR” the election of Mr. Geisler and Mr. Landau.  Our management has no reason to believe that Mr. Geisler and Mr. Landau will not be a candidate or will be unable to serve.  However, if either should become unable or unwilling to serve as a director, your proxies will be voted for the election of another person as shall be designated by the board of directors.

Information About Directors, Nominees and Executive Officers

Our directors and executive officers are as follows:

Name	Age	Position
Robert Landau	34	Chief Executive Officer and Chairman of the Board
Mitchell Geisler	35	Chief Operating Officer, Treasurer, Secretary and Director
Jacquelyn Glazer	32	Chief Financial Officer

Mr. Robert Landau has been the chief executive officer of the company since April 2005.  He has been the president and director of ZDG Investments Limited since May 1999.  Mr. Landau’s experience includes the founding and financing of development stage businesses.  Previously, he was an Actuarial Consultant with a large multi-national consulting firm.  He has a Bachelor of Commerce – Actuarial Science and Finance degree from the University of Toronto in Toronto, Ontario, Canada.

Mr. Mitchell Geisler has been the president and chairman of the board from January 2001 to April 2005 when he became the chief operating officer upon the appointment of Mr. Landau as chief executive officer.  Mr. Geisler has been the treasurer and secretary of the company since October 2002.  Mr. Geisler has more than 15 years of experience in the hospitality and services industry.  From 1998 to 2001, Mr. Geisler was president and operator of the Toronto-based 52 Restaurants Inc.  Mr. Geisler is a graduate of Toronto’s York University in Toronto, and also studied at the University of Tel Aviv.  Mr. Geisler, until June 2003, was a director and president and treasurer of GL Energy and Exploration, Inc., a development stage Company engaged in the mineral exploration business.  Mr. Geisler was also a director of Uranium Strategies, Inc.  Both these companies were mineral exploratory stage companies.

Ms. Jacquelyn Glazer was appointed the Chief Financial Officer of the Company in May 2005.  She is a member of the Chartered Accountants of Ontario and British Columbia and has previously held positions with consulting firms in the business risk, internal audit and corporate restructuring sectors.

During the last five years, no officers or directors have been involved in any legal proceedings, bankruptcy proceedings, criminal proceedings or violated any federal or state securities or commodities laws or engaged in any activity that would limit their involvement in any type of business, securities or banking activities.

Independence of Directors

Our common stock is traded on the over-the-counter bulletin board.  Therefore, the company is not required to have independent members of the board of directors.  Mr. Landau and Mr. Geisler are not independent directors, as they are employees of the company.

Audit Committee and Financial Expert

We are not required to have and we do not have an Audit Committee. The company's directors perform some of the same functions of an Audit Committee, such as: recommending a firm of independent certified public accountants to audit the financial statements; reviewing the auditors' independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls. We do not currently have a written audit committee charter or similar document.

We have no audit committee financial expert. Our directors have accounting backgrounds and financial statement preparation and interpretation ability obtained over the years from his past business experience. We believe the cost related to retaining a financial expert at this time is prohibitive. Further, because of nature of our current limited operations, we believe the services of a financial expert are not warranted.

Code of Ethics

A code of ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote:

1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships.

2)

Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to the Securities and Exchange Commission and in other public communications made by the company.

3)

Compliance with applicable government laws, rules and regulations.

4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

5)

Accountability for adherence to the code.

We have not adopted a formal code of ethics statement. The board of directors evaluated the business of the company and the number of employees and determined that since the business is operated by a small number of persons two of whom are officer and directors and the other persons are employed by the company as independent contractors, general rules of fiduciary duty and federal and state criminal, business conduct and securities laws are adequate ethical guidelines.

Shareholder – Director Communication

We have neither a nominating committee for persons to be proposed as directors for election to the board of directors nor a formal method of communicating nominees from shareholders. We do not have any restrictions on shareholder nominations under our articles of incorporation or by-laws. The only restrictions are those applicable generally under Nevada Corporate Law and the federal proxy rules. Currently the board of directors decides on nominees, on the recommendation of one or more members of the board. None of the members of the board of directors are "independent." The board of directors will consider suggestions from individual shareholders, subject to evaluation of the person's merits. Stockholders may communicate nominee suggestions directly to any of the board members, accompanied by biographical details and a statement of support for the nominees. The suggested nominee must also provide a statement of consent to being considered for nomination. Although there are no formal criteria for nominees, the board of directors believes that persons should be actively engaged in business endeavors, have a financial background, and be familiar with acquisition strategies and money management.

Because the senior management persons and the directors of the company are the same persons, the board of directors has determined not to adopt a formal methodology for communications from shareholders on the belief that any communication would be brought to the boards' attention by virtue of the co-extensive employment.

Board of Directors Meetings and Committees

Our board of directors held meetings or acted by unanimous consent 36 times in 2005.  We expect our directors to attend all board and committee meetings, if any, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. The board of directors does not have a formal policy of attendance of directors at the annual meeting. It does encourage such attendance. The company had an annual meeting in May 2005, and all the members of the board attended.

Independent Auditor’s Fees

	2004	2005
Audit Fees(1)	$5,490	$27,694
Audit-Related Fees	-0-	-0-
Tax Fees	-0-	-0-
All Other Fees	-0-	-0-
Total	$5,490	$27,694

__________________________

(1)

Represents the aggregate fees billed for professional services rendered by our principal accountants, for the audit of our annual financial statements for the years ended December 31, 2004, and December 31, 2005 and review of financial statements included in our quarterly reports on Form 10-QSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those periods.  There were no additional fees billed by our principal accountant during the years ended December 31, 2004 and 2005.  Of the amount, $5,490 was paid to Malone & Bailey, PC, the independent auditors for fiscal year 2004 and $22,294 was paid to Mantyla, McReynolds LLC the independent auditors for fiscal year 2005.

Pre-Approval Policies and Procedures

In accordance with Section 10A(i) of the Securities Exchange Act of 1934, before we engage our independent accountant to render audit or non-audit services, the engagement will be approved by our board of directors, or if there is one, the audit committee.  Our board of directors approved all of the fees referred to in “Independent Auditor’s Fees” above for 2004 and 2005.

Board of Directors Compensation

Persons who are directors and employees will not be additionally compensated for their services as a director.  There is no plan in place for compensation of persons who are directors who are not employees, but it is expected that in the future we will create a remuneration and expense reimbursement plan. It is anticipated that such a plan would be primarily based on stock options.

EXECUTIVE COMPENSATION

The following table sets forth all compensation awarded to, earned by, or paid for all services rendered to us during the fiscal years ended December 31, 2005, 2004 and 2003, by our chief executive officer and our other executive officers whose total compensation exceeded $100,000 during the year ended December 31, 2005 (“Named Executive Officers”).

SUMMARY COMPENSATION TABLE

						LONG TERM COMPENSATION AWARDS

		ANNUAL COMPENSATION				RESTRICTED
					STOCK	UNDERLYING	ALL OTHER
NAME AND	YEAR	SALARY (3)	BONUS	OTHER	AWARD(4)	OPTIONS	COMPENSATION
PRINCIPAL POSITION		($)	($)	($)	($)	(#)	($)

Robert Landau, CEO, President & Director	2005	$5,740	$0	$0	$196,000	75,000	$0
Mitchell Geisler, COO & Director (1)	2005	$45,011	$5,000	$0	$117,000	62,500	$0
	2004	$ 36,000	$0	$0	$0	0	$0
	2003	$0	$0	$0	$0	0	$6,000 (2)
Jacquelyn Glazer, CFO	2005	$41,379	$0	$0	$25,000	62,500	$0

(1)

There was no compensation for this officer for the fiscal year ended December 31, 2003.

(2)

On December 8, 2003, Pacific Gold issued an aggregate of 60,000 shares of common stock to Mr. Geisler as compensation and reimbursement for services and expenses in connection with the abandoned acquisition program of certain prospects and other assets in Oregon, various site visits and due diligence activities on behalf of the Company, incurred during 2003. These shares have been valued at $6,000. The shares were issued under the equity performance plan, the shares of which were registered for issuance by Pacific Gold.

(3)

 Amounts noted are actual amounts paid in 2005.  Annual compensation, per employment agreements, is as follows:

Robert Landau	$96,000
Mitchell Geisler	$72,000
Jacquelyn Glazer	$76,000

(4)

Amounts noted are total share amounts issued in 2005, including salary and bonus paid in shares. Annual bonus compensation paid in shares for 2005, was as follows:

Robert Landau	$150,000
Mitchell Geisler	$105,000
Jacquelyn Glazer	$25,000

Option/SAR Grants in Last Fiscal Year Individual Grants
Name	Number of Securities Underlying Options/SAR’s Granted	% of Total Options/SAR’s Granted to Employees in Fiscal Year	Exercise or Base Price ($/sh)	Expiration Date
Robert Landau, CEO	75,000	37.50%	$0.30	June 30, 2010
Mitch Geisler, COO	62,500	31.25%	$0.30	June 30, 2010
Jacquelyn Glazer, CFO	62,500	31.25%	$0.30	June 30, 2010

Compensation Arrangements for Executive Officers

Commencing May 1, 2005, the company compensated Mr. Robert Landau by accruing $8,000 per month to be paid in shares of common stock calculated at the then market price, in arrears, to be issued at a mutually determined time, from time to time (which was subsequently changed in September 2005 to $1,000 in cash and $7,000 in shares), and compensated Mr. Mitchell Geisler with a $60,000 annual salary and accruing $2,000 per month to be paid in shares of common stock calculated at the market price, in arrears, to be issued, from time to time, at a mutually determined time, from time to time.  The shares will be issued under the 2002 Performance Equity Plan or 2006 Performance Equity Plan.

In addition, the company granted on December 31, 2005 options to Messrs. Landau and Geisler under the 2002 Performance Equity Plan in the amount of 300,000 and 250,000 shares, respectively, vesting over two years at six month intervals, at the market price on the date of grant.

The company has an employment agreement with each of Messrs. Landau and Geisler and Ms. Jacquelyn Glazer, the Chief Financial Officer.  Each of the executive employment agreements with the company outlines the salary and benefit arrangements. The agreements have similar terms which include, but are not limited to; base salaries, option grants, four weeks annual vacation and 50% paid medical benefits. Each of the officers is subject to confidentiality provisions. The agreements allow for the employee to terminate on 30 days notice to the Company and for the Company to provide three months severance on termination of the employee. The agreements will be reviewed on an annual basis

Employee Benefit Plans

On October 3, 2002, a stockholder owning more than a majority of the Company's common stock executed and delivered a written consent approving the 2002 Performance Equity Plan authorizing up to 3,000,000 shares of common stock for structuring compensation arrangements and to provide an equity incentive for employees and others who are awarded shares under the 2002 Plan. None of the awards as provided under the 2002 Plan are allocated to any particular person or class of persons among those eligible to receive awards. We issued 1,353,157 shares under this plan during 2005.

On December 28, 2005 the company received consents from shareholders of 17,877,382 shares, representing a majority of the shares entitled to vote, approving the 2006 Performance Equity Plan which provides for the issuance under awards of 10,000,000 shares of common stock.  The company filed with the SEC and distributed on January 10, 2006 an Information Statement to the shareholders who had not given their consent in accordance with state and federal law. No awards have been issued under the 2006 Performance Equity Plan.

Both plans are administered by the board of directors. The awards that may be granted include incentive and non-incentive options, stock appreciation rights, restricted stock, deferred stock and other stock based grants. The board of directors, at the time of an award determines the type of award, exercise price, vesting schedule and expiration date. The minimum exercise price under the plans is $0.02. Incentive options may be granted only to employees, otherwise, awards may be granted to officers, directors, employees, and consultants. The plan provides for acceleration of vesting of outstanding awards in the event of a non-approved acquisition of more than 50% of the combined voting power of the Company.

Equity Compensation Plan Information

The following table give the information about our common stock that may be issued upon the exercise of options under all of our existing equity compensation plans as of December 31, 2005.

Plan Category	Plan Name	Number of securities to be issued upon exercise of outstanding warrants, options and rights.	Weighted average exercise price of outstanding warrants, options and rights.	Number of securities remaining available for future issuance under equity compensation plans.
Equity Compensation Plans approved by security holders	2002 Equity Performance Plan	1,613,157	$0.30	1,386,843
	2006 Equity Performance Plan	10,000,000	N/A	10,000,000
Equity Compensation Plans not approved by security holders	N/A	N/A	N/A	N/A
Totals:		10,153,510	$0.30	10,103,510

Certain Relationships and Related Transactions

As of December 31, 2005, the Company received various loans totaling $1,612,156 including accrued interest from ZDG Investments Limited, which owns 5,000 shares and is related to ZDG Holdings Inc., in order fund the business operations. These unsecured promissory notes bear 10% simple interest and are due June 30, 2007.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the company's directors and executive officers, and persons who own more than 10% of the outstanding shares of the company's common stock, to file initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of common stock with the Securities and Exchange Commission. Such persons are required by SEC regulations to furnish the company with copies of all Section 16(a) forms they file.

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the year ended December 31, 2005, and upon a review of Forms 5 and amendments thereto furnished to the Company with respect to the year ended December 31, 2005, or upon written representations received by the Company from certain reporting persons that no Forms 5 were required for those persons.

INDEPENDENT AUDITOR

A representative of Mantyla, McReynolds LLC, our auditors for the year ended December 31, 2005, is expected to be present at the meeting.  The representative will have the opportunity to make a statement and will be available to respond to appropriate questions from shareholders.  The board of directors has selected the independent accounting firm of Mantyla, McReynolds LLC as our auditors for the year ending December 31, 2006.

SOLICITATION OF PROXIES

The solicitation of proxies in the enclosed form is made on behalf of our board of directors and we are bearing the cost of this solicitation.  In addition to the use of the mails, proxies may be solicited personally or by telephone using the services of directors, officers and regular employees at nominal cost.  Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by us for expenses incurred in sending proxy material to beneficial owners of our common stock.

2007 ANNUAL MEETING SHAREHOLDER PROPOSALS AND NOMINATIONS

In order for any shareholder proposal or nominations to be presented at the annual meeting of shareholders to be held in 2007 or to be eligible for inclusion in our proxy statement for such meeting, we must receive it at our principal executive offices by December 19, 2006.  Each proposal should include the exact language of the proposal, a brief description of the matter and the reasons for the proposal, the name and address of the shareholder making the proposal and the disclosure of that shareholder’s number of shares of common stock owned, length of ownership of the shares, representation that the shareholder will continue to own the shares through the shareholder meeting, intention to appear in person or by proxy at the shareholder meeting and material interest, if any, in the matter being proposed.

Shareholders who wish to recommend to the board of directors a candidate for election to the board of directors should send their letters to Pacific Gold Corp., 157 Adelaide Street West, Suite 600, Toronto, Ontario, Canada M5H 4E7, Attention:  Board of Directors.  Shareholders must follow certain procedures to recommend to the board of directors candidates for election as directors.  In general, in order to provide sufficient time to enable the board of directors to evaluate candidates recommended by shareholders in connection with selecting candidates for nomination in connection with our annual meeting of shareholders, the corporate secretary must receive the shareholder’s recommendation no later than thirty days after the end of our fiscal year.

DISCRETIONARY VOTING OF PROXIES

Pursuant to Rule 14a-4 promulgated by the Securities and Exchange Commission, shareholders are advised that our management will be permitted to exercise discretionary voting authority under proxies it solicits and obtains for the 2007 annual meeting of shareholders with respect to any proposal presented by a shareholder at such meeting, without any discussion of the proposal in our proxy statement for such meeting, unless we receive notice of such proposal at our principal office, not later than March 8, 2007.

INCORPORATION BY REFERENCE

This proxy statement incorporates by reference certain information included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, including our audited financial statements and supplementary data, management’s discussion and analysis of financial condition and results of operations and our quantitative and qualitative disclosures about market risk.

OTHER MATTERS

The board of directors knows of no matter that will be presented for consideration at the meeting other than the matters referred to in this proxy statement.  Should any other matter properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy in accordance with their best judgment.

By Order of the Board of Directors

Robert Landau, Chairman of the Board

Toronto, Ontario

April 2, 2006

PACIFIC GOLD CORP. - PROXY Solicited By The Board Of Directors for Annual Meeting To Be Held on May 9, 2006
P R O X Y

The undersigned shareholder(s) of PACIFIC GOLD CORP., a Nevada corporation (“Company”), hereby severally appoints Mitchell Geisler and Robert Landau, with full power of substitution without the other, as the agent, attorney and proxy of the undersigned, to vote the shares standing in the name of the undersigned at the Annual Meeting to be held on May 9, 2006 and at all adjournments thereof.  This proxy will be voted in accordance with the instructions given below.  If no instructions are given, this proxy will be voted FOR all of the following proposals:

1.

Election of the following director:

FOR the nominee listed below, except

WITHHOLD AUTHORITY to vote

as marked to the contrary below

□

     for the nominee listed below

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Robert Landau                                                     Mitchell Geisler

INSTRUCTIONS:   To withhold authority to vote for any individual nominee, write that nominee’s name in the space below.

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2.             In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

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FOR

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AGAINST

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ABSTAIN

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I plan on attending the Annual Meeting.

Date: ___________________, 2006

Signature

Signature if held jointly

Please sign exactly as name appears above.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.